UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018
Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)
(304) 530-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

On January 26, 2018, Summit Financial Group, Inc. (“Summit”) issued a News Release announcing its earnings for the three months and year ended December 31, 2017. This News Release is furnished as Exhibit 99 and is incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On January 25, 2018, the Compensation and Nominating Committee of the Board of Directors of Summit Financial Group, Inc. (the “Company”) (the “Committee”) amended the terms of the Company’s Executive Officer Management Incentive Plan for 2017 to eliminate the impact of the Tax Cuts and Jobs Act (“TCJA”) from the computation of the Company’s annual return on average tangible equity (“ROATE”), the metric used to calculate bonuses under the Executive Officer Management Incentive Plan for 2017.

The Committee amended the Company’s Executive Officer Management Incentive Plan for 2017 to add to net income the tax expense that the Company recognized due to the re-measurement of net deferred tax assets resulting from enactment of the TCJA for purposes of calculating the ROATE. The Committee believes that the impact of the accounting adjustments required by TCJA should not adversely affect the ability of the participants in the Executive Officer Management Incentive Plan for 2017 to earn a bonus, since this expense was entirely outside the participant’s control and could not have been reasonably anticipated when the Committee adopted the ROATE metric.

As previously disclosed, the Executive Officer Management Incentive Plan for 2017 provides eligible participants, including executive officers of the Company, with the opportunity to earn a bonus equal to 25% of the executive officer’s base salary as of January 1, 2017 multiplied by a multiplier based on the Company’s ROATE for 2017. The targeted range for the Company’s ROATE for 2017 is 10.00 to 10.99 percent. If the Company’s actual ROATE for 2017 is within this targeted range, each executive officer will receive an incentive payment equal to 25% of their respective annual base salary as of January 1, 2017 (the “Targeted Incentive”).

If the Company’s actual ROATE for 2017 is greater than the targeted range, executive officers will be eligible to receive an incentive that is greater than the Targeted Incentive; conversely, if the Company’s actual ROATE for 2017 is less than the targeted range, executive officers will be eligible to receive an incentive that is less than the Targeted Incentive.

A copy of the amended Executive Officer Management Incentive Plan for 2017 is included as Exhibit 10.1 and is incorporated herein by reference. The above summary is qualified in its entirety by reference to the amended Executive Officer Management Incentive Plan for 2017 attached as Exhibit 10.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)    The following exhibit 10.1 is being filed and the following exhibit 99 is being furnished as part of this Form 8-K.

Exhibit No.	Description

10.1	Amended Executive Officer Management Incentive Plan for 2017

99	News Release issued on January 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: January 26, 2018	By: /s/ Julie R. Markwood
Julie R. Markwood
Vice President and Chief Accounting Officer

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